Enterprise Financial Services Corp Fourth Quarter 2021 Investor Presentation Exhibit 99.1

Forward-Looking Statements Some of the information in this report may contain “forward-looking statements” within the meaning of and intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements may include projections based on management’s current expectations and beliefs concerning future developments and their potential effects on the Company including, without limitation, plans, strategies and goals, and statements about the Company’s expectations regarding revenue and asset growth, financial performance and profitability, loan and deposit growth, yields and returns, loan diversification and credit management, shareholder value creation and the impact of the Company's integration of First Choice Bancorp ("First Choice") and other acquisitions. Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “pro forma” and other similar words and expressions. Forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made. Because forward-looking statements are subject to assumptions and uncertainties, actual results or future events could differ, possibly materially, from those anticipated in the forward-looking statements and future results could differ materially from historical performance. Factors that could cause or contribute to such differences include, but are not limited to, the Company’s ability to efficiently integrate acquisitions, including the First Choice acquisition, into its operations, retain the customers of these businesses and grow the acquired operations, as well as credit risk, changes in the appraised valuation of real estate securing impaired loans, outcomes of litigation and other contingencies, exposure to general and local economic conditions, risks associated with rapid increases or decreases in prevailing interest rates, consolidation in the banking industry, competition from banks and other financial institutions, the Company’s ability to attract and retain relationship officers and other key personnel, burdens imposed by federal and state regulation, changes in regulatory requirements, changes in accounting policies and practices or accounting standards, changes in the method of determining LIBOR and the phase-out of LIBOR, natural disasters, war or terrorist activities, or pandemics, including the COVID-19 pandemic, and their effects on economic and business environments in which we operate including the ongoing disruption to the financial market and other economic activity caused by the COVID-19 pandemic, and those factors and risks referenced from time to time in EFSC’s filings with the Securities and Exchange Commission ("SEC"), including in the Company's Annual Reports on Form 10-K for the fiscal year ended December 31, 2020, and the Company's other filings with the SEC. For any forward-looking statements made in this report or in any documents, EFSC claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Annualized, pro forma, projected and estimated numbers in this document are used for illustrative purposes only, are not forecasts and may not reflect actual results. Except to the extent required by applicable law or regulation, EFSC disclaims any obligation to revise or publicly release any revision or update to any of the forward-looking statements included herein to reflect events or circumstances that occur after the date on which such statements were made. 2

Executive Leadership Team JAMES B. LALLY 54, President & Chief Executive Officer, EFSC Enterprise Tenure – 18 years KEENE S. TURNER 42, EVP, Chief Financial Officer, EFSC Enterprise Tenure – 8 years SCOTT R. GOODMAN 58, President, Enterprise Bank & Trust Enterprise Tenure – 18 years DOUGLAS N. BAUCHE 52, EVP, Chief Credit Officer, Enterprise Bank & Trust Enterprise Tenure – 21 years MARK G. PONDER 51, EVP, Chief Administrative Officer, Enterprise Bank & Trust Enterprise Tenure – 9 years NICOLE M. IANNACONE 42, EVP, Chief Risk Officer & General Counsel, Enterprise Bank & Trust Enterprise Tenure – 7 years 3

Company Snapshot - EFSC Total Assets $13.5 Billion Market Cap Operates in St. Louis Kansas City Phoenix $1.8 Billion • Proven Ability to Grow Commercial & Industrial “C&I” Loans • Product Breadth ◦ Commercial and Specialty Lending ◦ SBA ◦ Specialty Deposits ◦ Card Services ◦ Treasury Management • Relationship Sales Model Focused on Privately-Owned Businesses • Diversified Deposit Base • Strong Balance Sheet with Attractive Risk Profile Talent Strength Passion New MexicoLos Angeles Las Vegas The Company has SBA loan and deposit production offices across the country. San Diego 4

Differentiated Business Model: Provides Multiple Channels to Drive Growth and Earnings Focused and Well-Defined Strategy Aimed at Business Owners, Executives and Professionals. Targeted Array of Banking and Wealth Management Services to Meet our Client’s Needs Experienced Bankers and Advisors Community Banking • Business banking model • C&I focus • Treasury management services • CRE lending • Consumer loans/ deposits offerings • 46 branch locations • 60 ATMs and ITMs Lending Specialties • National SBA lending • Sponsor Finance • Tax credit • Life insurance premium finance Deposit Specialties • Community associations • Property management • Third party escrow • Trust services • Relationships from lending specialties Geographic Footprint • St. Louis • California ◦ Los Angeles ◦ San Diego ◦ Las Vegas, NV • New Mexico ◦ Los Alamos ◦ Santa Fe ◦ Albuquerque • Kansas City • Phoenix Fee Income Sources • Deposit service charges • Wealth management • Card services • Tax credit 5

Regional and National Markets 1 Source: 6/30/21 data for market rank and market share; S&P Global Market Intelligence. $2.2 $1.7 $0.5 $0.8 $0.5 $2.8 $4.4 $1.8 $1.4 $1.1 $0.4 $2.2 Loans* Deposits St. Louis California New Mexico Kansas City Arizona Specialty $— $2.0 $4.0 MSA Branches Deposit Market Rank1 Deposit Market Share1 St. Louis, MO-IL 19 5 4.3% San Diego-Chula Vista-Carlsbad, CA 4 11 1.2% Los Angeles-Long Beach-Anaheim, CA 7 32 0.2% Las Vegas-Henderson-Paradise, NV 1 28 0.1% Los Alamos, NM 2 1 77.3% Santa Fe, NM 3 5 13.1% Albuquerque, NM 1 16 0.3% Kansas City, MO-KS 7 14 1.4% Phoenix-Mesa-Chandler, AZ 2 28 0.2% In Billions * Excludes $272MM of PPP, net of deferred fees and $253MM of Other loans. 6

Focused Loan Growth Strategies Total Loans Specialty market segments represent 31% of total loans, offering competitive advantages, risk adjusted pricing and fee income opportunities. Tax Credit Programs $487 million in loans outstanding related to Federal, Historic, and Missouri Affordable Housing tax credits. $243 million in Federal & State New Market tax credits awarded to date. Sponsor Finance $508 million in M&A related loans outstanding, Partnering with PE firms. Life Insurance Premium Financing $594 million in loans outstanding related to high net worth estate planning. Expectations for future growth includes continued focus in these specialized market segments. SBA Loans $1.2 billion in loans outstanding in SBA 7(a) loans, including $854 million guaranteed. 7

In Millions 25% Total Loan Growth PPP* $613 PPP $397 *Excludes Seacoast PPP loans of $86 million included in acquisition total. **Excludes First Choice PPP loans of $206 million included in acquisition total. Seacoast $1,224 First Choice $1,944 Total Loan Trends PPP** $233 PPP $738 PPP $272 8

Drivers of Loan Growth - Year over Year



4Q20 - 4Q21
Increase of $1.8 Billion
Percentage Growth
75%
50%
25%
0%
(25)%
55%
25%
19%
6%
6%
6%
4%
3%
-24%
$0.5B
$1.0B
$1.5B
$2.0B
$2.5B
$3.0B
$3.5B
$4.0B
Portfolio Balance
Commercial/Construction RE
Life Insurance Premium Finance
Tax Credits
C&I
Sponsor Finance
SBA
PPP
Residential RE
Other

9

Loan Portfolio Total $9.0 Billion CRE 34.0% Construction 6.9% Residential 4.8% Other 2.8% Sponsor Finance 5.6% LIPF 6.6% Tax Credit 5.4% SBA 13.8% PPP 3.0% C&I 17.1% Loans by Product Type Real Estate/ Rental/Leasing 27.3% Finance and Insurance 14.9% Accommodation/Food Service 8.7%Manufacturing 6.8% Other Services 6.6% Construction 6.4% Other 29.3% Loans by Industry Type LIBOR 31.6% Fixed 34.1% PPP Fixed 3.0% Prime 27.0% SOFR 1.3% Other Adjustable 3.0% Loans by Rate Type $ In Billions Loan Floors by Category Balance Priced below floor: 0-25bp $0.1 25-50bp 0.5 50-75bp 0.5 75-100bp 0.6 >100bp 0.7 Priced at floor 0.6 Priced above floor 0.2 Total $3.2 10

Loan Details - QTR 4Q21 3Q21 QTR Change C&I $ 1,538 $ 1,458 $ 80 CRE, Investor Owned 1,955 1,935 20 CRE, Owner Occupied 1,113 1,163 (50) SBA loans*1 1,241 1,200 41 Sponsor Finance* 508 455 53 Life Insurance Premium Financing* 594 573 21 Tax Credits* 487 462 25 Residential Real Estate 431 520 (89) Construction and Land Development 626 652 (26) Other 253 260 (7) Subtotal $ 8,746 $ 8,678 $ 68 SBA PPP loans 272 439 (167) Total Loans $ 9,018 $ 9,117 $ (99) *Specialty loan category. 1Includes $854 million and $808 million of SBA guaranteed loans for 4Q21 and 3Q21, respectively. In Millions 11

Loan Details - LTM 4Q21 4Q20 LTM Change First Choice Net Organic Change C&I $ 1,538 $ 1,103 $ 435 $ 299 $ 136 CRE, Investor Owned 1,955 1,421 534 554 (20) CRE, Owner Occupied 1,113 826 287 291 (4) SBA loans*1 1,241 896 345 164 181 Sponsor Finance* 508 396 112 — 112 Life Insurance Premium Financing* 594 534 60 — 60 Tax Credits* 487 383 104 — 104 Residential Real Estate 431 318 113 152 (39) Construction and Land Development 626 474 152 174 (22) Other 253 175 78 32 46 Subtotal $ 8,746 $ 6,526 $ 2,220 $ 1,666 $ 554 SBA PPP loans 272 699 (427) 149 (576) Total Loans $ 9,018 $ 7,225 $ 1,793 $ 1,815 $ (22) *Specialty loan category. 1Includes $854 and $575 million of SBA guaranteed loans for 4Q21 and 4Q20, respectively. In Millions 12

Total Loans By Business Unit In Millions Note: Excludes PPP and Other loans **3Q21 includes First Choice acquisition *3Q21 includes acquired First Choice SBA loans 13

40% 33% 5% 22% Attractive Deposit Mix CD Interest-Bearing Transaction Accounts DDA MMA & Savings • Significant DDA Composition • Stable, Low Cost Deposit Portfolio • Improving Core Funding 42% Deposit Growth 4Q20 – 4Q21 In Millions Total Deposits $11.3 Billion 34.0% 34.2% 36.0% 40.4% 40.4% Seacoast $1,060 First Choice $1,860 14

Specialty Deposits Community Associations $658 million in deposit accounts specifically designed to serve the needs of community associations. Property Management $444 million in deposits. Specializing in the compliance of Property Management Trust Accounts. Third-Party Escrow $441 million in deposits. Growing product line providing independent escrow services. Trust Services $81 million in deposit accounts. Providing services to nondepository trust companies. Specialty deposits of $2.2 billion represent 20% of total deposits. Includes high composition of noninterest-bearing deposits with a low cost of funds. Other $598 million in deposit accounts primarily related to Sponsor Finance and Life Insurance Premium Financing loans. 1Q21 2Q21 3Q21 4Q21 Community Assoc Property Mgmt Third- Party Escrow Trust Services Other $— $250 $500 $750 In Millions 15

58%22% 11% 6% 36% 24% 21% 9% 4% 34% 27% 20% 12%3% 46% 23% 30% Core Funding Mix Commercial Business Banking Consumer 4Q21 Brokered deposits: $488 4Q20 Brokered deposits: $445 In Millions $3,193 29% $2,716 36% $1,246 12% $1,015 14% $4,195 39% $2,653 35% Cost of Funds1 Commercial Business Banking Consumer Specialty Brokered Core 0.07% 0.02% 0.06% 0.09% Time Deposit 0.81% 0.91% 0.42% 0.37% Total 0.10% 0.04% 0.10% 0.09% 0.34% 1For the month ended December 31, 2021 63% 20% 9% 6% Specialty $2,222 20% 65% 28% 51% 22% 22%4Q21 4Q20 CD Maturities In Millions Balance Weighted Avg Rate 1Q22 $ 102 0.32% 2Q22 73 0.38% 3Q22 115 0.33% 4Q22 88 0.40% Thereafter 230 0.84% $ 608 0.54% 70% 26% $1,156 15% 16

Earnings Per Share Trend - 4Q21 Change in EPS 17

Earnings Per Share Trend - 2021 Change in EPS 18

Net Interest Income Trend In Millions 32% NII Growth PPP Income $10.3 PPP Income $4.9 PPP Income $8.5 PPP Income $7.9 PPP Income $6.0 * First Choice acquisition completed 7/21/21. 19

Net Interest Margin Components of Interest-bearing LiabilitiesComponents of Interest-earning Assets 3Q21 3.40% 4Q20 3.56 % Cash/Liquidity (0.09) % Cash/Liquidity (0.36) % Loans 0.03 % Loans 0.14 % Investments (0.03) % Investments (0.08) % Cost of Funds 0.01 % Cost of Funds 0.15% 4Q21 3.32% 4Q21 YTD 3.41 % Net Interest Margin Trend Net Interest Margin Bridge 20

Credit Trends for Loans 4Q21 3Q21 4Q20 NPAs/Assets 0.23% 0.35% 0.45% NPLs/Loans 0.31% 0.46% 0.53% ACL/NPLs 517.6% 366.0% 354.9% ACL/Loans** 1.84% 1.94% 2.31% Annualized Net Charge-offs (Recoveries) to Average Loans In Millions bps bps bps bps bps In Millions Loan Growth and Average Line of Credit Utilization* *Excludes acquisition of Seacoast for 4Q20 & First Choice for 3Q21 **Excludes guaranteed loans. *Excludes acquisition of Seacoast for 4Q20 and acquisition of First Choice for 3Q21 **Excludes guaranteed loans. 21

Allowance for Credit Losses for Loans In Thousands • New loans and changes in composition of existing loans • Changes in risk ratings, past due status and reserves on individually evaluated loans • Changes in macroeconomic and qualitative factors 4Q21 In Thousands Loans ACL ACL as a % of Loans Commercial and industrial $ 3,392,375 $ 63,825 1.88 % Commercial real estate 4,176,928 53,437 1.28 % Construction real estate 734,073 14,536 1.98 % Residential real estate 454,052 7,927 1.75 % Other 260,214 5,316 2.04 % Total $ 9,017,642 $ 145,041 1.61 % Reserves on sponsor finance, which is included in the categories above, represented $18.2 million. Total ACL percentage of loans excluding PPP and other government guaranteed loans was 1.84% Key Assumptions: • Reasonable and supportable forecast period is one year with a one year reversion period. • Forecast considers a weighted average of baseline, upside and downside scenarios. • Primary macroeconomic factors: ◦ Percentage change in GDP ◦ Unemployment ◦ Retail Sales ◦ CRE Index 22

Noninterest Income Trend Other Fee Income DetailFee Income In Millions 19.3% 12.5% 16.5% 15.3% 18.1% 23

Operating Expenses Trend Other Operating Expenses DetailOperating Expenses In Millions 50.9% 55.2% 51.9% 51.3% 49.2% 24

# Capital

## Tangible Common Equity/Tangible Assets*



9.07%
8.84%
8.66%
8.71%
8.31%
4Q20
1Q21
2Q21
3Q21
4Q21

## Regulatory Capital



10.0%
8.0%
6.5%
Minimum "Well Capitalized" Ratio
14.9%
15.1%
14.9%
14.5%
14.7%
12.1%
12.3%
12.3%
12.2%
13.0%
10.9%
11.0%
11.1%
11.2%
11.3%
4Q20
1Q21
2Q21
3Q21
4Q21
CET1
Tier 1
Total Risk Based Capital

*A Non-GAAP Measure, Refer to Appendix for Reconciliation. Excludes PPP loans.

## TBV and Dividends per Share



$0.18
$0.18
$0.18
$0.19
$0.20
$25.48
$25.92
$26.85
$27.38
$28.28
4Q20
1Q21
2Q21
3Q21
4Q21
TBV/Share
Dividends per Share

## EFSC Capital Strategy: Low Cost - Highly Flexible

**High Capital Retention Rate**
- Strong earnings profile
- Sustainable dividend profile

**Supporting Robust Asset Growth**
- Organic loan and deposit growth
- High quality M&A to enhance commercial franchise and geographic diversification

**Maintain High Quality Capital Stack**
- Minimize WACC over time (preferred, sub debt, etc.)
- Optimize capital levels T1 Common ~10%, Tier 1 ~12%, and Total Capital ~14%
- Redeemed $50MM subordinated debentures and issued $72.0 million, net, of 5% noncumulative perpetual preferred stock in 4Q21

**Maintain 8-9% TCE**
- Common stock repurchases
  - 577,478 repurchased at average price of $47.65 in 4Q21; 1,299,527 repurchased at average price of $46.62 YTD 21
- M&A deal structures
- Drives ROATCE above peer levels

25

Five-Year Financial Highlights Earnings Per Share (diluted) Adjusted Earnings Per Share (diluted)(1) Adjusted Return on Average Tangible Common Equity(1) Return on Average Assets Noninterest Expense to Average Assets Total Assets $3.83 $3.78 19.59% 1.64% 2.19% $5,646 2018 $3.55 $4.08 18.51% 1.35% 2.40% $7,334 2019 $2.76 $3.13 12.74% 0.90% 2.03% $9,752 2020 $2.07 $2.77 15.52% 0.97% 2.31% $5,289 2017 In millions, except per share data (1)A Non-GAAP Measure, Refer to Appendix for Reconciliation. Return on Average Tangible Common Equity(1) 19.83% 16.08% 11.23%11.63% Pre-Provision Net Revenue Return on Average Assets(1) 2.07% 2.04% 1.96%2.07% Tangible Book Value per Share1 $20.95 $23.76 $25.48$18.20 $3.86 $4.97 18.29% 1.16% 2.14% $13,537 2021 14.18% 1.81% $28.28 Net Interest Margin 3.82% 3.80% 3.56%3.88% 3.41% 26

Modest Asset Sensitivity (50bp increase in interest rate increases NII 3-4%) 63% Adjustable Rate Loans High-quality, Cash-flowing Securities Portfolio with Six-Year Average Duration 40.4% Non- Interest Bearing DDA to Total Deposits 8.31% Tangible Common Equity/Tangible Assets* Balance Sheet Positioned for Growth *A Non-GAAP Measure, Refer to Appendix for Reconciliation. Excludes PPP loans. 27

Appendix Fourth Quarter 2021 EFSC Investor Presentation

Financial Highlights - 4Q21 Capital • Tangible Common Equity/Tangible Assets* 8.13%; Adjusted for PPP* 8.31% • Quarterly dividend of $0.20 per share, increased 5% to $0.21 in first quarter 2022 • Repurchased 577,478 shares at an average price of $47.65 per share • Redeemed $50.0 million subordinated debentures • Issued $75.0 million of 5% noncumulative perpetual preferred stock • Net Income $50.8 million; Earnings per Share $1.33; $1.37 adjusted EPS* for merger-related expenses • PPNR* $63.3 million • ROAA 1.52%; PPNR ROAA* 1.89% • ROATCE* 18.81% Earnings *A Non-GAAP Measure, Refer to Appendix for Reconciliation. Loans & Deposits • Total Loans $9.0 billion • PPP Loans, $272 million, net of deferred fees • Loan/Deposits 79% • Total Deposits $11.3 billion • Noninterest-bearing Deposits/Total Deposits 40% Asset Quality • Nonperforming Assets/Assets 0.23% • Nonperforming Loans/Loans 0.31% • Allowance Coverage Ratio 1.61%; 1.84% adjusted for guaranteed loans including PPP Acquisitions • Completed acquisition of First Choice Bancorp on July 21, 2021 • Completed core systems integration of First Choice Bancorp on October 18, 2021 29

• 1% coupon, 5.0% ytd average yield • 14% 2 year maturity; 86% 5 year maturity • No PPP loans or servicing have been sold • Forgiveness process started October 29, 2020 • Total PPP fees $39.0 million, $4.2 million unearned Total $272 Million PPP Loans by Size $ In Millions PPP Loans Size Number of Loans Balance Average Balance > $2 Million 21 $44.2 $2.1 < $2 Million 1,244 227.8 0.2 Total 1,265 $272.0 $0.2 Construction 8.0% Manufacturing 8.5% Professional Technical 12.6% Accomodation 31.5% Health Care 10.4% Arts, Entertainment, and Recreation 4.4% Other Services 4.9% Other 19.7% PPP Loans by Industry Midwest 27.0% Southwest 13.3% West 57.4% Northeast 2.0% Southeast 0.3% PPP Loans by Location 30

Total $508 Million • Internally reviewed 100% of the portfolio to identify businesses most at risk for impacts from COVID-19. • 30% of the portfolio is secured by working capital assets properly margined and monitored by borrowing base. • 60%+ of the portfolio companies have received PPP funding • Majority of the portfolio is sponsored by a Small Business Investment Company (“SBIC”) licensed by the SBA • Independent external review (completed July 2020) of portfolio with 78% penetration confirmed bank’s risk recognition and further stressed portfolio for LGD in various economic recoveries Size Number of Loans Balance Average Balance > $10 Million 13 $164.4 $12.6 $5-10 Million 22 147.0 6.7 $2-5 Million 37 124.2 3.4 < $2 Million 88 72.9 1.2 Total 160 $508.5 $3.2 Sponsor Finance Loans by Size $ In Millions Sponsor Finance Manufacturing 28.5% Wholesale Trade 14.1% Professional Technical 9.8% Admin/ Support/ Waste Mgmt 6.7% Retail Trade 6.9% Construction 7.5% Other 26.5% Sponsor Finance Loans by Industry Midwest 37.2% Southwest 17.0% West 14.1% Northeast 20.7% Southeast 11.0% Sponsor Finance Loans by Location 31

Hospitality Loans Size Number of Loans Balance Average Balance > $10 Million 10 $138.9 $13.9 $5-10 Million 26 183.6 7.1 $2-5 Million 66 226.1 3.4 < $2 Million 509 260.1 0.5 Total 611 $808.7 $1.3 Hospitality Loans by Size $ In Millions Total $809 Million • Weighted average LTV approximately 60-63% • Largest restaurant relationships have received PPP loans • First Choice acquisition added $228 million Commercial Real Estate 51.9% C&I 10.5% Construction 8.3% Sponsor Finance 2.4% Tax Credit 1.0% SBA 25.3% Residential 0.6% Hospitality Loans by Product Type Hotels and Campgrounds 61.6%Amusement and Recreation 9.7% Food and Drink Services 28.7% Hospitality Loans by Subsector 32

■ There were no layoffs or pay reductions as a result of the pandemic and on-site essential employees received premium wages for a period of time. ■ 70% of employees worked remotely during the pandemic. ■ In 2020 we invested over $1.5 billion in programs designed to promote small business and community development. ■ Enterprise University, which provides training courses, has helped more than 25,000 professionals. ■ The Company has been named a best bank to work for numerous times. ESG Highlights The 2020 Environmental, Social and Governance Report is available at enterprisebank.com/esg. Our Framework Additional Policies Every associate and Board Member receives and attests to our Code of Ethics annually and has access to our Ethics and Compliance Hotline to report potential violations of policies, procedures or regulations in a confidential manner. Our commitment to sustainability begins with the Board of Directors of Enterprise. As the governing body responsible for our general oversight and strategic direction, the Board establishes parameters to ensure that our interactions with society and the environment are considered in connection with all business activities. Governance Pandemic Preparedness By utilizing our Business Continuity Plan and Pandemic Plan, we have been able to successfully navigate the COVID-19 pandemic with no significant interruptions. While the challenges brought on by COVID-19 are, in many ways, novel, we know we must remain prepared to deal with future pandemics. Climate With the oversight of our Board and the Risk Committee, we are beginning to formulate processes for identifying, measuring and modeling the impact of climate-related risks and their potential significance to our ongoing business operations and long-term value. Community Involvement We are committed to managing our business and community relationships in ways that positively impact our associates, clients and the diverse communities where we live and work. We have a long-standing history of supporting our communities. Our Community Impact Report is available at enterprisebank.com/ impact. Human Capital Several of our Guiding Principles focus on our associates and the communities in which we work and live. We pride ourselves on creating an open, diverse and transparent culture that celebrates teamwork and recognizes associates at all levels. Our Results 33

Use of Non-GAAP Financial Measures The Company’s accounting and reporting policies conform to generally accepted accounting principles in the United States (“GAAP”) and the prevailing practices in the banking industry. However, the Company provides other financial measures, such as tangible common equity, ROATCE, PPNR, PPNR ROAA, financial metrics adjusted for PPP impact, and the tangible common equity ratio, in this release that are considered “non-GAAP financial measures.” Generally, a non-GAAP financial measure is a numerical measure of a company’s financial performance, financial position, or cash flows that exclude (or include) amounts that are included in (or excluded from) the most directly comparable measure calculated and presented in accordance with GAAP. The Company considers its tangible common equity, ROATCE, PPNR, PPNR ROAA, financial metrics adjusted for PPP impact, and the tangible common equity ratio, collectively “core performance measures,” presented in this earnings release and the included tables as important measures of financial performance, even though they are non-GAAP measures, as they provide supplemental information by which to evaluate the impact of non-core acquired loans, which were acquired from the FDIC and previously covered by loss share agreements, and the related income and expenses, the impact of certain non-comparable items, and the Company’s operating performance on an ongoing basis. Core performance measures include contractual interest on non-core acquired loans, but exclude incremental accretion on these loans. Core performance measures also exclude expenses directly related to non-core acquired loans. Core performance measures also exclude certain other income and expense items, such as merger related expenses, facilities charges, and the gain or loss on sale of investment securities, the Company believes to be not indicative of or useful to measure the Company’s operating performance on an ongoing basis. The attached tables contain a reconciliation of these core performance measures to the GAAP measures. The Company believes that the tangible common equity ratio provides useful information to investors about the Company’s capital strength even though it is considered to be a non-GAAP financial measure and is not part of the regulatory capital requirements to which the Company is subject. The Company believes these non-GAAP measures and ratios, when taken together with the corresponding GAAP measures and ratios, provide meaningful supplemental information regarding the Company’s performance and capital strength. The Company’s management uses, and believes that investors benefit from referring to, these non-GAAP measures and ratios in assessing the Company’s operating results and related trends and when forecasting future periods. However, these non-GAAP measures and ratios should be considered in addition to, and not as a substitute for or preferable to, ratios prepared in accordance with GAAP. In the attached tables, the Company has provided a reconciliation of, where applicable, the most comparable GAAP financial measures and ratios to the non-GAAP financial measures and ratios, or a reconciliation of the non-GAAP calculation of the financial measures for the periods indicated. 34

Reconciliation of Non-GAAP Financial Measures Quarter ended (in thousands) Dec 31, 2021 Sep 30, 2021 Jun 30, 2021 Mar 31, 2021 Dec 31, 2020 Net interest income $ 102,060 $ 97,273 $ 81,738 $ 79,123 $ 77,446 Less incremental accretion income — — — — 856 Core net interest income 102,060 97,273 81,738 79,123 76,590 Total noninterest income 22,630 17,619 16,204 11,290 18,506 Less gain on sale of investment securities — — — — — Less gain on sale of other real estate owned — 335 549 — — Less other non-core income — — — — — Core noninterest income 22,630 17,284 15,655 11,290 18,506 Total core revenue $ 124,690 $ 114,557 $ 97,393 $ 90,413 $ 95,096 Total noninterest expense $ 63,694 $ 76,885 $ 52,456 $ 52,884 $ 51,050 Less other expenses related to non-core acquired loans — — — — 8 Less branch closure expenses — 3,441 — — — Less merger-related expenses 2,320 14,671 1,949 3,142 2,611 Core noninterest expense $ 61,374 $ 58,773 $ 50,507 $ 49,742 $ 48,431 Core efficiency ratio 49.22% 51.30% 51.86% 55.02% 50.93 % Core Efficiency Ratio 35

Reconciliation of Non-GAAP Financial Measures Quarter ended (in thousands) December 31, 2021 September 30, 2021 June 30, 2021 March 31, 2021 December 31, 2020 Total shareholders' equity $ 1,529,116 $ 1,439,635 $ 1,118,301 $ 1,092,497 $ 1,078,975 Less preferred stock 71,988 — — — — Less goodwill 365,164 365,415 260,567 260,567 260,567 Less intangible assets 22,286 23,777 20,358 21,670 23,084 Tangible common equity $ 1,069,678 $ 1,050,443 $ 837,376 $ 810,260 $ 795,324 Total assets $ 13,537,358 $ 12,888,016 $ 10,346,993 $ 10,190,699 $ 9,751,571 Less goodwill 365,164 365,415 260,567 260,567 260,567 Less intangible assets 22,286 23,777 20,358 21,670 23,084 Tangible assets $ 13,149,908 $ 12,498,824 $ 10,066,068 $ 9,908,462 $ 9,467,920 Tangible common equity to tangible assets 8.13% 8.40% 8.32% 8.18% 8.40 % Tangible Common Equity Ratio Quarter ended (in thousands) December 31, 2021 September 30, 2021 June 30, 2021 March 31, 2021 December 31, 2020 Tangible assets - Non-GAAP (see reconciliation above) $ 13,149,908 $ 12,498,824 $ 10,066,068 $ 9,908,462 $ 9,467,920 PPP loans outstanding, net (271,958) (438,959) (396,660) (737,660) (698,645) Adjusted tangible assets - Non-GAAP $ 12,877,950 $ 12,059,865 $ 9,669,408 $ 9,170,802 $ 8,769,275 Tangible common equity Non-GAAP (see reconciliation above) $ 1,069,678 $ 1,050,443 $ 837,376 $ 810,260 $ 795,324 Tangible common equity to tangible assets - adjusted tangible assets 8.31% 8.71% 8.66% 8.84% 9.07 % Tangible Common Equity Ratio Adjusted for Impact of Paycheck Protection Program 36

Reconciliation of Non-GAAP Financial Measures Quarter ended Year ended (in thousands) December 31, 2021 December 31, 2021 December 31, 2020 December 31, 2019 December 31, 2018 December 31, 2017 Net interest income $ 102,060 $ 360,194 $ 270,001 $ 238,717 $ 191,905 $ 177,304 Noninterest income 22,630 67,743 54,503 49,176 38,347 34,394 Noninterest expense (63,694) (245,919) (167,159) (165,485) (119,031) (115,051) Branch Impairment — 3,441 — — — — Merger-related expenses 2,320 22,082 4,174 17,969 1,271 6,462 PPNR $ 63,316 $ 207,541 $ 161,519 $ 140,377 $ 112,492 $ 103,109 Average assets $ 13,267,193 $ 11,467,310 $ 8,253,913 $ 6,894,291 $ 5,436,963 $ 4,980,229 PPNR ROAA 1.89% 1.81% 1.96% 2.04% 2.07% 2.07 % Pre-Provision Net Revenue Return on Average Assets 37

# Reconciliation of Non-GAAP Financial Measures

## *Average Shareholders' Equity and Average Tangible Common Equity*

| *(in thousands)* | Quarter ended December 31, 2021 | Year ended December 31, 2021 | Year ended December 31, 2020 | Year ended December 31, 2019 | Year ended December 31, 2018 | Year ended December 31, 2017 |
|---|---|---|---|---|---|---|
| Average shareholder's equity | $ 1,495,396 | $ 1,277,153 | $ 902,875 | $ 795,477 | $ 576,960 | $ 532,306 |
| Less preferred stock | 35,322 | 8,903 | — | — | — | — |
| Less average goodwill | 365,164 | 307,614 | 217,205 | 193,804 | 117,345 | 106,850 |
| Less average intangible assets | 23,008 | 22,460 | 23,551 | 24,957 | 9,763 | 10,998 |
| Average tangible common equity | $ 1,071,902 | $ 938,176 | $ 662,119 | $ 576,716 | $ 449,852 | $ 414,458 |

## *Calculation of Adjusted Financial Metrics*

| *(in thousands, except per share data)* | Quarter ended December 31, 2021 | Year ended December 31, 2021 | Year ended December 31, 2020 | Year ended December 31, 2019 | Year ended December 31, 2018 | Year ended December 31, 2017 |
|---|---|---|---|---|---|---|
| Net income - GAAP | $ 50,811 | $ 133,055 | $ 74,384 | $ 92,739 | $ 89,217 | $ 48,190 |
| Branch closure expenses | — | 3,441 | — | — | — | — |
| CECL double count | — | 25,353 | 8,557 | | | |
| Merger-related expenses | 2,320 | 22,082 | 4,174 | 17,969 | 1,271 | 6,462 |
| Related tax effect | (775) | (12,382) | (2,734) | (3,963) | (314) | (2,456) |
| Deferred tax asset revaluation charge due to U.S. corporate income tax reform | — | — | — | — | — | 12,117 |
| Subsidiary dividend timing election, net | — | — | — | — | (2,036) | — |
| Adjusted net income - Non-GAAP | $ 52,356 | $ 171,549 | $ 84,381 | $ 106,745 | $ 88,138 | $ 64,313 |
| | | | | | | |
| Average tangible common equity | $ 1,071,902 | $ 938,176 | $ 662,119 | $ 576,716 | $ 449,852 | $ 414,458 |
| Return on average tangible common equity - GAAP net income | 18.81 % | 14.18 % | 11.23 % | 16.08 % | 19.83 % | 11.63 % |
| Return on average tangible common equity - Adjusted net income | 19.38 | 18.29 | 12.74 | 18.51 | 19.59 | 15.52 |
| | | | | | | |
| Average diluted common shares outstanding | 38,311 | 34,496 | 26,989 | 26,159 | 23,289 | 23,249 |
| Earnings per share - GAAP net income | $ 1.33 | $ 3.86 | $ 2.76 | $ 3.55 | $ 3.83 | $ 2.07 |
| Earnings per share - Adjusted net income | 1.37 | 4.97 | 3.13 | 4.08 | 3.78 | 2.77 |

38

Reconciliation of Non-GAAP Financial Measures Year ended ($ in thousands, except per share data) December 31, 2021 December 31, 2020 December 31, 2019 December 31, 2018 December 31, 2017 Total shareholders' equity $ 1,529,116 $ 1,078,975 $ 867,185 $ 603,804 $ 548,573 Less preferred stock 71,988 — — — — Less goodwill 365,164 260,567 210,344 117,345 117,345 Less intangible assets 22,286 23,084 26,076 8,553 11,056 Tangible common equity $ 1,069,678 $ 795,324 $ 630,765 $ 477,906 $ 420,172 Period end shares outstanding 37,820 31,210 26,543 22,812 23,089 Tangible book value per share $ 28.28 $ 25.48 $ 23.76 $ 20.95 $ 18.20 Tangible Book Value per Share 39

Q&A Fourth Quarter 2021 EFSC Investor Presentation For more information contact Keene Turner, Executive Vice President and CFO (314) 512-7233